                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 12, 2003
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                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


         Delaware                     0-3252                 22-1830121
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(State or other jurisdiction       (Commission            (I.R.S. Employer
        of incorporation)          File Number)          Identification No.)


     767 Third Avenue, New York, NY                                10017
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
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          (Former name or former address, if changed since last report)
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Item 5.       Other Events
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         On December 12, 2003, Lexington Precision Corporation issued a press release announcing the extension of an amended exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000, from December 12, 2003, to 5:00 p.m., New York City Time, on December 15, 2003, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
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                (c)      Exhibits
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                         Exhibit 99.1   Press release dated December 12, 2003.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 12, 2003                LEXINGTON PRECISION CORPORATION


                                        By:  /s/  Dennis J. Welhouse
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                                             Dennis J. Welhouse
                                             Senior Vice President and
                                             Chief Financial Officer

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                                  EXHIBIT INDEX
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
     Exhibit
     Number        Exhibit Name                                   Location
     -------       ------------                                   ---------

      99.1         Press release dated December 12, 2003         Filed herewith

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